UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 17, 2004
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        Massachusetts               0-13634                  04 2744744
(State or other jurisdiction    (Commission file           (IRS employer
      of incorporation               number)          identification  number)
      or organization)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ___ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ___ Pre-commencement communications pursuant to rule 14d-2(b) under the xchange Act (17 CFR 240.14d-2(b))

    ___ Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry Into a Material Definitive Agreement


On December 17, 2004, MacroChem Corporation (the "Company") entered into an employment agreement of indefinite length with Glenn E. Deegan, Vice President, General Counsel and Secretary of the Company.

On December 17, 2004, the Severance Agreement between the Company and Mr. Deegan was amended in order to make the terms of such agreement commensurate with those of other MacroChem executive officers.

Om December 17, 2004, the Company entered into a Severance Agreement with Melvin A. Snyder, Vice President, Market Development for the Company, the terms of which are commensurate with those of other MacroChem executive officers.

The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached to this Form 8-K as exhibits and are incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits


(c) Exhibits.

    10.1 Executive Employee Agreement, dated as of December 17, 2004, by and between the Company and Glenn E. Deegan.

    10.2 Amendment to Severance Agreement, dated as of December 17, 2004, by and between the Company and Glenn E. Deegan.

    10.3 Severance Agreement, dated as of December 17, 2004, by and between the Company and Melvin A. Snyder.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACROCHEM CORPORATION



Dated:  February 3, 2005        By:  /s/ Bernard R. Patriacca
                                     ------------------------------------------
                                Name:   Bernard R. Patriacca
                                Title:  Vice President, Chief Financial Officer
                                        and Treasurer




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                                  EXHIBIT INDEX


The following exhibits are filed herewith:

    10.1 Executive Employee Agreement, dated as of December 17, 2004, by and between the Company and Glenn E. Deegan.

    10.2 Amendment to Severance Agreement, dated as of December 17, 2004, by and between the Company and Glenn E. Deegan.

    10.3 Severance Agreement, dated as of December 17, 2004, by and between the Company and Melvin A. Snyder.


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